OptimumBank Holdings, Inc.

March 31, 2024

(NASDAQ: OPHC)

Forward-Looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward-looking statements include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general economic conditions, either nationally or in our market areas, that are worse than expected; our ability to access cost-effective funding; competition among depository and other financial institutions; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; the rate of delinquencies and amounts of loans charged-off; fluctuations in real estate values and both residential and commercial real estate market conditions; adverse changes in the securities markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to capitalize on strategic opportunities; our ability to successfully introduce new products and services, enter new markets; our ability to successfully integrate into our operations any assets, liabilities, customers, systems and management personnel we may acquire and our ability to realize related revenue synergies and cost savings within expected time frames, and any goodwill charges related thereto; our ability to retain our existing customers; changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; changes in our organization, compensation and benefit plans; changes in the quality or composition of our loan or investment portfolios; a breach in security of our information systems, including the occurrence of a cyber incident or a deficiency in cyber security; technological changes that may be more difficult or expensive than expected; the failure to attract and retain skilled people; and the fiscal and monetary policies of the federal government and its agencies.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

Leadership Team

Experienced Team with Strong Ties to the Community

Moishe Gubin *Chairman of the Board*	• **Director of OptimumBank Holdings, Inc. (Company) and OptimumBank (Bank) since March 2010** • **Chief Executive Officer of Strawberry Fields REIT** (**NYSE: STRW**), an owner of a portfolio of healthcare properties • Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities • Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies • Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center. • Licensed Certified Public Accountant in the State of New York since 2010
Timothy Terry *President, CEO*	• **Principal Executive Officer for the Company since 2016 and Chief Executive Officer of the Bank since February 2013** • **35+ years of banking experience** having previously served as President, CEO and Senior Loan Officer for Enterprise Bank of Florida in North Palm Beach, Florida, and held senior lending, branch administration & sales management positions at Palm Beach National Bank & Trust, Flagler National Bank of the Palm Beaches and Comerica Bank • Received BBA degree in finance from Western Michigan University and a graduate of the American Bankers Association Stonier Graduate School of Banking at the University of Delaware
Elliot Nunez *EVP, CFO*	• **Chief Financial Officer of the Bank since February 2020** • Currently serves in the following committees: Audit, BSA/Compliance, ALCO, Operations, and IT/Security Committees • **Previously served as Chief Financial Officer for Brickell Bank and Mellon United National Bank** where he was responsible for the overall direction, control, and management of the finance division • Also previously worked at KPMG LLP as a Senior Manager where he delivered assurance and advisory services to banking clients • Licensed as both a Certified Public Accountant and a Chartered Global Management Accountant.

Business Evolution and Milestones

2000
OptimumBank.com opened for business in Plantation, FL

2004
Deerfield branch is opened

2004
Fort Lauderdale branch is opened

2004
Bank changed name to **OptimumBank**

2006
OptimumBank Holdings began trading on NASDAQ

2020
Bank celebrated its 20-year anniversary

2021
Growth to over $335 million in assets

2022
Growth to over $585 million in assets

2023
Growth to over $791 million in assets

2024
Growth to over $941 million in assets (1)
North Miami Beach branch expected to open (2)

(1) Data as of March 31, 2024
(2) North Miami Beach branch expected to open 2Q-2024

OptimumBank Holdings, Inc. Overview

Holding Company for OptimumBank

$941 Million in Total Assets

- 93.48% Loan / Deposit Ratio
- $756 million Loan Portfolio
- $798 million Deposits

NASDAQ: OPHC

- Common Shares Outstanding: 9,634,821
- Stock Price / Tangible Book Value: 0.47 (1)
- Total pro-forma shares if converted: 11,639,529
- Stock Price / Tangible Book Value: 1.10 (4)

3 Locations

- Headquarters in Fort Lauderdale, FL
- Deerfield Branch
- North Miami Branch(2)

Profitability

- Annualized ROAE (NI): 13.15%
- Annualized ROAE (NI Core): 23.68% (3)
- Net interest margin: 3.75%

(1): Data as of March 31, 2024
(2): Branch scheduled to be open 2Q- 2024
(3): NI Core represents pre-provision and pre-tax earnings
(4): Fully diluted share consist of 9,634,821 common shares outstanding plus if preferred shares converted to common shares 11,639,529, and assumes share price of $4.29.

Florida Market Trends and Advantages

GDP[1]

- Florida has a GDP of $1.4 Trillion Dollars
- Florida's GDP growth is ranked third in the country
- South Florida accounts for 1/3rd of Florida GDP
- Miami-Fort Lauderdale-West Palm Beach, FL (MSA) Real GDP grew 3.3% vs 2.0% for US 2018-2022

Population & Employment[2]

- Florida is the 3rd most populous state, with 23 million people
- Florida is growing at 1.61% annually, 2.5 times the national average of .65%
- Florida's population over age 65, is expected to reach 25% by 2030, a segment associated with greater wealth
- Unemployment rate of 3.0%, versus national average of 3.7%

Real Estate[3]

- Florida's robust real estate market creates mortgage lending opportunities unique to our region
- Florida is still seeing expansion in retail, industrial, and hospitality investment and development
- Florida in general and South Florida in particular, maintains ultra low vacancy rates and continuing rent growth



Boca Raton
Parkland
Coral Springs
Lighthouse Point
Pompano Beach
Everglades Wildlife Management Area
Sunrise
Oakland Park
Plantation
Fort Lauderdale
Weston
Davie
Dania Beach
Pembroke Pines
Hollywood
Hallandale Beach
Aventura
Miami Gardens
North Miami
Hialeah
Doral
Miami Beach
Sweetwater
Miami
Key Biscayne
Kendall

(1) Source: U.S. Bureau of Economic Analysis (BEA)
(2) Source: The Florida Legislature Office of Economic and Demographic Research
(3) Source: Newmark South and Central Florida Market Reports

Our History, Transformation and Significant Growth and Expansion

Employee Count



27
38
48
60
66
2020
2021
2022
2023
March 2024

Noninterest Expense ($000)

as of March 31, 2024, is $4,709, annualized $18,836



$5,046
$6,936
$9,938
$14,661
$18,836
2020
2021
2022
2023
March 2024 Annualized

Total Assets ($000)



$235,112
$351,878
$585,219
$791,254
$940,633
2020
2021
2022
2023
March 2024

Expansion of Franchise Footprint

- 2000: First branch was opened in Plantation
- 2004: Deerfield branch was opened
- 2004: Fort Lauderdale branch was opened
- 2021: Plantation branch closed
- 2Q-2024: North Miami Beach branch is due to open[1]

Profitability Improvement

Net Interest Margin (%)



3.14
3.56
3.53
3.75
3.70
2020
2021
2022
2023
March 2024

Core: Pretax, Pre-provision Earnings ($000)

as of March 31, 2024, is $4,281, annualized $17,124



$238
$4,242
$8,858
$12,504
$17,124
2020
2021
2022
2023
March 2024 Annualized

YTD data as of March 31, 2024

(1) Branch scheduled to be open 2Q 2024

Growth and Momentum Across All Areas

Lending

Gross Loans

$ in thousands



63.03% CAGR
$154,375
$251,399
$483,378
$680,071
$755,898
2020
2021
2022
2023
March 2024

Deposits

Total Deposits

$ in thousands



55.35% CAGR
$190,759
$292,457
$507,899
$639,581
$798,409
2020
2021
2022
2023
March 2024

Non-Interest Income

As of March 31, 2024, $1,239 (Annualized $4,956)

$ in thousands



136.77% CAGR
$301
$1,774
$2,960
$3,452
$4,956
2020
2021
2022
2023
March 2024 Annualized

Composition



Consumer, 5.31%
Residential, 9.37%
Commercial, 4.48%
Multi-Family, 8.57%
Land and construction, 6.97%
Commercial Real Estate, 65.30%

Yield on Loans:	6.70%



Time Deposits, 33%
IB Deposits, 40%
NIB Deposits, 27%

Cost of IB Deposits:	3.09%



Loan Fees, 5.79%
Deposit Account Fees, 36.07%
Wire / ACH Fees, 58.14%

Note: YTD data as of March 31, 2024

Leading Core Deposit Franchise

$798,409,000	• Total Deposits
$217,940,000	• Noninterest Bearing Deposits
3.90%	• Cost of Total Interest-Bearing Deposits

Areas of Focus

- Keys to Success
  - ✓ Dedicated Deposit Relationship Managers
  - ✓ Merchant Cash Advance Industry

Composition by Branches



11.69%
88.31% (1)
Ft Lauderdale
Deerfield

(YTD data as of March 31, 2024
1) Including activity left from Plantation/ Branch 001

Credit Trends

Reserves / Loans (%)



1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.23%
1.22%
1.20%
1.13%
1.10%
1.20%
2020
2021
2022
2023
March 2024
National (1) Peers
OPTIMUMBANK

Non-Performing Assets / Total Assets (%)



1.00%
0.50%
0.00%
0.90%
0.00%
0.00%
0.13%
0.08%
0.51%
2020
2021
2022
2023
March 2024
National (1) Peers
OPTIMUMBANK

(1) Peers consist of 61 publicly traded (NYSE and NASDAQ) U.S. banks with 1Q24 total assets under $2B

Loan Detail

Industry Classification Breakdown



Commercial, 4.48%
Consumer, 5.31%
Residential, 9.37%
Multi-family, 8.57%
Land and Construction, 6.97%
Commercial real estate, 65.30%

Loan Growth by Loan Portfolio (2020-March 2024)



Commercial
55%
Land and construction
1009%
Consumer
602%
Residential Real Estate
134%
Multi-Family Real Estate
214%
Commercial Real Estate
588%
2020
2021
2022
2023
March 2024

Loan Growth ($000)	2020	2021	2022	2023	March 2024
Commercial Real Estate	$ 71,714	$129,468	$ 310,695	$ 422,680	$ 493,602
Multi-Family Real Estate	$ 20,637	$ 48,592	$ 69,555	$ 67,498	$ 64,793
Residential Real Estate	$ 30,254	$ 32,583	$ 50,354	$ 71,400	$ 70,814
Consumer	$ 5,715	$ 22,827	$ 30,323	$ 44,023	$ 40,134
Land and construction	$ 4,750	$ 3,772	$ 17,286	$ 32,600	$ 52,688
Commercial	$ 21,849	$ 14,157	$ 5,165	$ 41,870	$ 33,867

Note: YTD data as of March 31, 2024

Focus on Liquidity and Quality as of March 31, 2024

- $151MM of Available Liquidity
  - Including Cash and Investments Available for Sale
  - Liquid assets as a percent of deposits is 18.9%

- $187MM of Off-Balance Sheet Liquidity Sources
  - Including FHLB, Federal Reserve Bank, and Fed Funds lines

- $135MM of Contingent Funding Sources
  - Including Listing Services and Brokered Deposits (based on internal policy limits)

- AOCI Impact is Minimal to Equity (~7%)
  - Through the rate hike cycle the unrealized losses in AOCI have remained at 7% as of March 2024.
  - HTM securities only amount to $336K of the $24 million investment portfolio

- Deposit Portfolio Quality
  - An estimated 28.1% of Deposits are uninsured by FDIC
  - Deposit Concentrations and Growth
    - Only 3 Depositors meet Regulatory definition of Concentration
    - Top 2% Depositors represent only 9.7% of Deposits
    - From December 31, 2023, to March 31, 2024, deposits grew 24.8%
    - From March 31, 2023, to March 31, 2024, deposits grew 51.4%

Note: YTD data as of March 31, 2024

Go-Forward Focus

Strategic

- ✓ Continue executing strategic plan
- ✓ Further hiring to support lending capabilities
- ✓ Further build out and integration of fee-based income business
- ✓ Evaluate opportunistic M&A opportunities

Financial Outlook

- ✓ Continued increase in Non-Interest Income
- ✓ Focus on maintaining Net Interest Margin
- ✓ Price to tangible book value of 1.10x (1)

(1) Fully diluted share consist of 9,634,821 common shares outstanding plus if preferred shares converted to common shares 11,639,529, and assumes share price of $4.29.

Compelling Investment Opportunity

Balance Sheet Growth Rates

2020 –March 2024 Loan Growth CAGR


53.90%
8.46%
OPTIMUMBANK
National Peer Median
(1)

2020- March 2024 Deposit Growth CAGR


57.16%
8.08%
(1)
OPTIMUMBANK
National Peer Median

Per Share Growth Rates

Tangible Book Value Per Share


$2.48
$8.06
$9.69
$10.39
$9.21
2020
2021
2022
2023
March 2024

Earnings Per Share Basic & Diluted


$(0.27)
$1.61
$0.68
$0.87
$1.25
2020
2021
2022
2023
March 2024 Annualized

OptimumBank vs. Broader Bank Universe

Efficiency Ratio


52.37%
74.42%
OPTIMUMBANK
National Peer Median
(1)

NIM


3.70%
3.34%
OPTIMUMBANK
National Peer Median

(1) Peers consist of 61 publicly traded (NYSE and NASDAQ) U.S. banks with 1Q24 total assets under $2B.

Board of Directors

Moishe Gubin
Chairman of the Board

- Director of the OptimumBank Holdings, Inc. (Company) and OptimumBank (Bank) since March 2010
- Chief Executive Officer of Strawberry Fields REIT, LLC, an owner of a portfolio of healthcare properties
- Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities
- Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies
- Founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center
- Licensed Certified Public Accountant in the State of New York since 2010

Joel Klein

- Director of the Company and Bank since February 2012
- Previously, CFO at Taxi Affiliation Services, LLC, VP of The Stamford Capital Group, Inc., VP of Equilease Corp
- Licensed CPA in the State of New York since 1972

Thomas Procelli

- Director of the Company since July 2017 and Bank since October 2012
- Current CFO for Better Living Solutions
- OptimumBank since the founding in 2000 through 2015
- Mr.Procelli has been in banking for over 40 years having a diverse background in operations, information systems, compliance and audit.

Martin Schmidt

- Director of the Company and Bank since August 2015
- 45+ years in the financial and estate planning, securities and insurance industries

Avi Zwelling

- Director of the Company and Bank since December 2017
- Managing partner of Zwelling, LLC

Michael Blisko

- Director since May 2021
- Chief Executive Officer for Infinity Healthcare Management, LLC and director of Strawberry Fields REIT, Inc.
- Significant shareholder of the Company

Steven Newman

- Director of the Company and Bank since August 2022
- Active member of the South Florida business landscape for over 25 years, starting and managing multiple companies

Contact Information

Corporate Headquarters

OptimumBank Holdings, Inc.
2929 East Commercial Boulevard
Suite 303
Fort Lauderdale, FL 33308
(954) 900-2800
www.optimumbank.com

Company Contacts

Moishe Gubin
Chairman of the Board & Director
Phone: (954) 900-2813
Email: mgubin@optimumbank.com

Timothy Terry
President, Chief Executive Officer
Phone: (954) 900-2814
Email: tterry@optimumbank.com

Elliot Nunez
Executive Vice President & Chief Financial Officer
Phone: (954) 900-2840
Email: enunez@optimumbank.com